EXHIBIT 23

                           DARILEK, BUTLER & CO., P.C.
                         2702 N Loop 1604 East Suite 202
                            San Antonio, Texas 78232
                               210-979-0055 phone
                                210-979-0058 fax

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to (a) the inclusion, in the Annual Report of Direct Wireless Communications, Inc. on Form 10-KSB, of our report dated February 25, 2003, relating to the financial statements of Direct Wireless Communications, Inc. for the year ended December 31, 2002 and the period from inception (April 6, 2001) to December 31, 2002.

"Darilek, Butler & Co., P.C."
San Antonio, Texas

February 25, 2003



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              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Direct Wireless Communications Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert S. Braswell IV President and Chief Financial Officer of Direct Wireless Communications Inc., hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

              (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Direct Wireless Communications Inc.




                            /s/  Robert S. Braswell IV
                            ---------------------------------------------------
                            President and Chief Financial Officer of Direct Wireless Communications Inc.


                            March 28, 2003


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